Summary Prospectus
Systematic Mid Cap Value Fund
Investor Class: SYAMX	Service Class: SYCSX	Institutional Class: SYIMX

July 1, 2013
(as revised December 18, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated July 1, 2013, and statement of additional information dated July 1, 2013, as supplemented December 18, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
The Systematic Mid Cap Value Fund’s (the “Fund” or “Systematic Mid Cap Value Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1,3]	0.10%	0.11% [2]	0.10%
Total Annual Fund Operating Expenses[3]	1.10%	0.86%	0.85%
Fee Waiver and Expense Reimbursements[3,4]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3,4]	1.10%	0.86%	0.85%
1Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If the extraordinary expenses had been included, Other Expenses for Investor Class, Service Class and Institutional Class would have been 0.11%, 0.12% and 0.11%, respectively.
2Because Service Class shares commenced operations on December 1, 2012, Other Expenses are based on estimates for the current fiscal year.
3Expense information in the table has been restated to reflect current fees.
4Managers Investment Group LLC (the “Investment Manager”) and Systematic Financial Management L.P. (“Systematic”) have contractually agreed, through at least July 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.87% of the Fund's average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.12%, 0.97%
and 0.87%, respectively, of the average daily net assets of such classes. The contractual expense limitation can only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund's Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$350	$606	$1,340
Service Class	$ 88	$274	$477	$1,061
Institutional Class	$ 87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. The term “mid-capitalization companies” refers to companies with capitalizations that, at the time of purchase of securities of such companies, are within the range of capitalizations of companies in the Russell Midcap® Index (the“Index”). As of May 31, 2013, the date of the most recent reconstitution of the Index, the range of market capitalizations for the Index was $1.35 billion to $17.4 billion. This range may fluctuate as market conditions change and during periods of increased market volatility. The Fund may retain a security if, after purchase of the security, the issuer’s capitalization falls out of the range.

SUM032-1213

Systematic Mid Cap Value Fund SUMMARY PROSPECTUS

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of approximately 60 to 80 common and preferred stocks of mid-capitalization companies, including REITs, ADRs, and foreign issuers, that will generally be listed on the New York Stock Exchange (the “NYSE”), the American Stock Exchange, or the National Association of Securities Dealers Automated Quotations.
Systematic serves as Subadvisor to the Fund and applies strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued mid-capitalization companies exhibiting a confirmed catalyst for stock price appreciation when deciding which stocks to buy or sell. Typically, Systematic:
•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst.
•	Invests in companies from all sectors of the market, based on Systematic’s quantitative and fundamental research and analysis of various characteristics.
•	Seeks companies with a confirmed catalyst for sustained fundamental improvement that they believe will lead to revised earnings estimates or earnings surprises in the future, in an attempt thereby to provide investors with investment results that are above the returns of the Fund’s benchmark, the Index, over the long term.
•	Deploys a disciplined investment process encompassing:
—	Comprehensive fundamental research on each of approximately 150-200 purchase candidates identified through a quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement.
—	A detailed financial statement analysis performed on companies with confirmed fundamental improvement expectations to identify the source of improvement, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.
—	A valuation assessment of companies with high quality and sustainable earnings, the objective of which is to evaluate the attractiveness of each investment candidate on both an absolute and a relative basis.
—	When making the final investment decision Systematic seeks to invest in companies that trade at a discount to the Index and their peers in their economic sector or industry group, and at the lower end of their own historical valuation range.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Mid-Capitalization Stock Risk—The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares on December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. Because the Fund’s Service Class shares have not operated for a full calendar year, performance history for this share class is not available. Service Class shares would have similar annual returns as Investor Class and Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, Service Class shares are subject to different expenses than Investor Class and Institutional Class shares, and Service Class share performance would

2	Managers Investment Group

Systematic Mid Cap Value Fund SUMMARY PROSPECTUS

vary to that extent. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Instititutional Class)
Best Quarter: 17.49% (3rd Quarter 2009)
Worst Quarter: -25.05% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
Systematic Mid Cap Value Fund	1 Year	5 Years	Since Inception
Investor Class Return Before Taxes			12/21/06
	16.16%	2.59%	4.20%
Institutional Class Return Before Taxes			12/21/06
	16.39%	2.84%	4.46%
Institutional Class Return After Taxes on Distributions			12/21/06
	16.22%	2.53%	4.10%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares			12/21/06
	10.89%	2.36%	3.73%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)			12/21/06
	18.51%	3.79%	2.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
Systematic Financial Management, L.P. ("Systematic")
Portfolio Managers
Ron Mushock
Managing Partner of Systematic; Lead Portfolio Manager of the Fund since 12/06.
D. Kevin McCreesh
Managing Partner and Chief Investment Officer of Systematic; Portfolio Manager of the Fund since 12/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

Managers Investment Group	3

Systematic Mid Cap Value Fund SUMMARY PROSPECTUS

investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group